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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 12, 2005
                               (January 14, 2005)


                        STATE AUTO FINANCIAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


               Ohio                     0-19289               31-1324304
-----------------------------         ------------         -------------------
 (State or other jurisdiction         (Commission            (IRS Employer
       of incorporation)              File Number)         Identification No.)

 518 East Broad Street, Columbus, Ohio                         43215-3976
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code: (614) 464-5000
                                                   ---------------

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         State Auto Financial Corporation ("STFC") is filing this Form 8-K to disclose the entry into of the agreement described below by certain of its insurance subsidiaries. In a Form 8-K filed on November 12, 2004, STFC included a press release announcing the approval of this agreement by its Board of Directors, but noting that the agreement was subject to regulatory approval. On January 12, 2005, STFC determined that no domicilary regulator intended to disapprove the final form of the agreement.

         On January 12, 2005, State Automobile Mutual Insurance Company ("State Auto Mutual"), State Auto Property and Casualty Insurance Company ("State Auto P&C"), Milbank Insurance Company ("Milbank"), State Auto Insurance Company of Wisconsin ("SA WI"), Farmers Casualty Insurance Company ("Farmers Casualty"), State Auto Insurance Company of Ohio ("SA OH"), State Auto Florida Insurance Company ("SA FL"), Meridian Security Insurance Company ("Meridian Security"), and Meridian Citizens Mutual Insurance Company ("Meridian Citizens Mutual") entered into an amended and restated reinsurance pooling agreement (the "2005 Pooling Agreement"). State Auto Mutual, State Auto P&C, Milbank, SA WI, Farmers Casualty, SA OH, SA FL, Meridian Security, and Meridian Citizens Mutual are collectively referred to as the "Pooled Companies." The 2005 Pooling Agreement was effective as of January 1, 2005.

         State Auto P&C, Milbank, Farmers Casualty, and SA OH are wholly owned subsidiaries of STFC. State Auto Mutual owns approximately 65% of the outstanding common shares of STFC. SA WI, SA FL and Meridian Security are wholly owned subsidiaries of State Auto Mutual, and Meridian Citizens Mutual is affiliated with Meridian Security through an affiliation agreement.

         Since January 1987, State Auto P&C and State Auto Mutual have participated in an intercompany pooling arrangement which has been amended from time to time, including amendments to add participants to this pooling arrangement and to adjust pooling percentages. The 2005 Pooling Agreement amended the pooling agreement in effect as of December 31, 2004, to add Meridian Security and Meridian Citizens Mutual to the pooling arrangement. Concurrent with the addition of these two companies, the participating percentage of certain of the Pooled Companies were adjusted. However, STFC's insurance subsidiaries maintained an overall share of the pool at 80% and State Auto Mutual and its wholly owned subsidiaries and affiliate maintained an overall share of the pool at 20%.

         Under the terms of the Pooling Arrangement, the Pooled Companies cede all of their direct insurance business to State Auto Mutual. All of State Auto Mutual's property and casualty insurance business is also included in the pooled business, except for voluntary assumed reinsurance business and State Auto middle market insurance. State Auto Mutual then cedes a percentage of the pooled business to the other Pooled Participants and retains the balance. The allocated pooling percentages of the Pooled Companies as of January 1, 2005, were as follows: State Auto Mutual - 19.5%; State Auto P&C - 59.0%; Milbank - 17.0%; Farmers Casualty - 3.0%; SA WI - 0.0%; SA OH - 1%; SA FL - 0.0%; Meridian Security - 0.0%; and Meridian Citizens Mutual - 0.5%.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    STATE AUTO FINANCIAL CORPORATION


Date:  January 14, 2005             By  /s/ Steven J. Johnston
                                        -------------------------------------
                                        Treasurer and Chief Financial Officer